UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – February 21, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On February 21, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing that three abstracts regarding the Company’s lead drug candidate CTCE-9908 were accepted by the American Association for Cancer Research (“AACR”)  for presentation at their Annual Meeting being held in San Diego, California, April  13 - 16, 2008.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer, Chief Executive Officer and Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES THREE ABSTRACTS ACCEPTED

FOR PRESENTATION AT THE AACR ANNUAL MEETING ON ITS LEAD DRUG CANDIDATE CTCE-9908

Vancouver, BC (February 21, 2008) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, today announced that three  abstracts regarding the Company’s lead drug candidate CTCE-9908 were accepted by the American Association for Cancer Research (“AACR”)  for presentation at their Annual Meeting being held in San Diego, California, April  13 - 16, 2008.

The meeting has become the world’s largest and most comprehensive gathering of cancer researchers attracting more than 17,000 participants from 60 countries to discuss and hear presentations on new and significant discoveries in basic, clinical, and translational cancer research.  The AACR hopes to identify the most compelling science and ensure that the latest advances in all areas of cancer research and specifically the most important emerging research fields are fully covered.

The first abstract, titled “Targeting CXCR4 inhibits primary tumor growth and distant metastasis in a transgenic breast cancer mouse model” submitted by Dr. Mark Basik,  Department of Oncology, Jewish General Hospital will be presented at the AACR Annual Meeting on Sunday April 13, 2008 at 1:00pm.

A second abstract, titled “A pilot study assessing the utility of cytokines as surrogate endpoints in therapy directed against chemokine mediated metastasis” submitted by Dr. Peter Kavsak, Juravinski Cancer Centre will be presented at the AACR Annual Meeting on Monday, April 14, 2008 at 1:00pm

A third abstract, titled “Blockade of therapy-induced acute recruitment of bone marrow-derived CXCR4+Flt-1+ hemangiocytes inhibits hypoxia-induced tumor angiogenesis in hepatocellular carcinoma” submitted by Dr. Ronnie Poon, Department of Surgery, University of Hong Kong will be presented at the AACR Annual Meeting on Wednesday, April 16, 2008 at 8:00am.

Researchers at these prestigious organizations have been studying the ability of CTCE-9908, lead drug candidate from Chemokine Therapeutics, to inhibit growth and metastasis of human cancer in pre-clinical and clinical studies as part of a collaborative research effort with the Company.

“Our collaborative research continues to build our understanding that CTCE-9908 is a multi-targeted agent that not only acts to block the metastatic process but in addition has an effect on established disease through its anti-angiogenic properties. The AACR provides an excellent forum to share these important findings with distinguished members of the medical and scientific community.” stated Walter Korz, Vice President, Drug Development for the Company.

About CTCE-9908

CTCE-9908 is a peptide analog of the chemokine SDF-1, and an antagonist of its receptor, CXCR4. SDF-1 is the only known naturally occurring chemokine that binds to CXCR4, which is present on many cancer cells as well as cancer support cells such as cells making up new blood vessels. This binding process is believed to be critical in the SDF-1 induced cell migration.  The anti-migration property of CTCE-9908 is pivotal in not only reducing recruitment of support cells that allow survival and growth of the primary tumor, but also metastasis (or spread) of cancer cells to distant locations in the body, where they form secondary tumors. Approximately 90% of cancer deaths are due to metastasis and disease progression. We believe that CTCE-9908 has the potential to shrink the primary tumor and delay the occurrence of new tumors due to its anti-angiogenic properties and anti-metastatic activity.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the Company’s ability to raise additional funding and the potential dilutive effects thereof, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Director, Corporate Communications Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net